                                                                  EXHIBIT 10(i)


                           LINE OF CREDIT DEMAND NOTE


$2,000,000                                             September 26, 1995


     FOR VALUE RECEIVED, the undersigned, NUCLEAR METALS, INC., a Massachusetts corporation and CAROLINA METALS, INC., a Delaware corporation (the "Borrowers"), hereby jointly and severally promise to pay to the order of STATE STREET BANK AND TRUST COMPANY, an FDIC insured Massachusetts chartered trust company ("Bank"), in lawful money of the United States of America in immediately available funds at its office at 225 Franklin Street, Boston, Massachusetts 02110, on demand, the principal sum of TWO MILLION DOLLARS ($2,000,000) or such lesser sum as may from time to time be outstanding under the terms of that certain letter agreement between the Borrowers and Bank of even date herewith, as amended, modified, supplemented and/or restated from time to time (the "Letter Agreement"). Without limiting the demand nature hereof, this Note is subject to the mandatory repayment provisions set forth in the Letter Agreement.

     The Borrowers promise to pay interest on the unpaid principal balance hereof at the rates and at the times provided in the Letter Agreement.

     This Note shall be governed and construed under the laws of the Commonwealth of Massachusetts and shall be deemed to be under seal.

                                   NUCLEAR METALS, INC.

WITNESS:
                                   By:  /S/ JAMES M. SPIEZIO
                                        -------------------------------
   /s/ Frank S. Hamblett                Name:   James M. Spiezio
   -----------------------              Title:  V. P. Finance



                                   CAROLINA METALS, INC.

WITNESS:
                                   By:  /S/ JAMES M. SPIEZIO
                                        -------------------------------
   /s/ Frank S. Hamblett                Name:   James M. Spiezio
   -----------------------              Title:  President